SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             Advanced Photonix, Inc.
- - ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    Notice of Annual Meeting of Stockholders
                                   To Be Held
                                October 16, 1996


To the Stockholders of Advanced Photonix, Inc.:

You are invited to attend the Annual  Meeting of   Stockholders  (the "Annual
Meeting") of Advanced Photonix, Inc. (the "Company"), which will be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California at 10:00 a.m., Pacific time, on October 16, 1996, to consider the following matters:

(1) The election of four Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The persons nominated by the Board of Directors (James W. Ward, James A. Gordon, Hayden Leason and Jon B. Victor) are described in the accompanying Proxy Statement.

(2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on August 23, 1996 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on August 23, 1996 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the Company's principal office, 1240 Avenida Acaso, Camarillo, CA 93012.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN PERSON OR IF YOU REVOKE THE PROXY.

                                              By Order of the Board of Directors

                                              /s/ Patrick J. Holmes
                                              Patrick J. Holmes
September 23, 1996                            Secretary

                                 Proxy Statement

                         Annual Meeting of Stockholders

                                October 16, 1996

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Photonix, Inc., a Delaware corporation (the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 a.m., Pacific time, on October 16, 1996, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in the Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1240 Avenida Acaso, Camarillo, CA 93012, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This  Proxy  Statement  and  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders, Proxy and 1996 Annual Report to Stockholders are being sent to stockholders on or about September 23, 1996.

                                VOTING SECURITIES

August 23, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 10,823,066 shares of Class A and Class B Common Stock, $.01 par value, excluding 22,223 Class B treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast in the election of Directors will constitute a quorum for the Annual Meeting. Holders of Class A and Class B Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter. There is no cumulative voting in the election of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 23,1996, certain information concerning the holdings of each person who was known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Class A or Class B Common Stock of the Company, by each director and executive officer and by all directors and officers as a group.


                                             Class A Common Stock                          Class B Common Stock
                                 --------------------------------------------    ------------------------------------------
                                                 Shares Under                                   Shares Under
                                   Shares         Exercisable      Percent of      Shares        Exercisable       Percent  Percent
                                    Owned      Options/Warrants 1     Class         Owned     Options/Warrants    of Class  Voting 2

Hayden Leason 3                    1,274,100               12,500        12.0         -               -                   -     11.9
The Dreyfus Corporation 4            985,000                    -         9.2         -               -                   -      9.1
J. Morton Davis 5                    656,045              333,340         9.0         -               -                   -      8.9
James A. Gordon 6                    781,040               27,500         7.6         -               -                   -      7.5
Edgewater Private Equity Fund 7      781,040               27,500         7.6         -               -                   -      7.5
Advanced Detectors, Inc. 8            -                   750,000         6.6         -               -                   -      6.5
John Pappajohn 9                     186,668              500,000         6.1         -               -                   -      6.1
Jon B. Victor 10                     187,400               12,500         1.9         -               -                   -      1.8
Andrzej J. Dabrowski 11               -                    82,000         0.8         -            80,000              35.6      1.5
James W. Ward                         13,850               90,000         1.0         -               -                   -      1.0
Patrick J. Holmes                     50,000               54,000         1.0         -               -                   -      1.0
Harry Melkonian                       10,000               60,000         0.7         -               -                   -      0.6
Robert C. King                        22,000               12,000         0.3         -               -                   -      0.3
Directors & Officers as a Group    2,150,990              350,500        22.7         -            80,000              35.6     22.9



- --------
1 Includes shares under options/warrants exercisable on August 23, 1996 and options which become  exercisable within
  60 days thereafter.

2 Represents combined voting power of both Class A and Class B Common Stock, assuming beneficial owner exercises all exercisable options and warrants.

3 The address of this shareholder is Palmas Del Mar,10 Monte Sol, Humacao, Puerto Rico 00791.

4 Shareholder is a subsidiary of Mellon Bank,N. A., One Mellon Bank Center, Pittsburgh, PA 15258-0001.

5 The address of this shareholder is D.H. Blair, 44 Wall Street,  New York, NY 10005. Does not include 750,000 shares of
Class A  Common  Stock  underlying  options  owned by  Advanced  Detectors,  Inc.  (ADI)  Mr.  Davis  beneficially  owns approximately  49% of ADI. Mr. Davis  disclaims  beneficial  ownership of the shares  underlying  options  owned by ADI.
Includes  617,760 shares and 333,340 shares  underlying a unit purchase option owned by D. H. Blair  Investment  Banking
Corp. and 38,285 shares owned by Parliament Hill Corporation.

6 The address of this  shareholder is c/o Edgewater  Private Equity Fund,  4225 Woodlawn  Drive,  Des Moines,  IA 50306.
Includes  593,640 shares owned by Edgewater  Private  Equity Fund,  LP  (Edgewater).  Mr. Gordon is the President of
Gordon  Management,  Inc. which is the general  partner of Edgewater.  Includes  187,400 shares owned by Mr. Victor (see footnote 10). Mr. Victor is a shareholder of Gordon Management, Inc.

7 The address of this  shareholder is c/o Edgewater  Private Equity Fund,  4225 Woodlawn  Drive,  Des Moines,  IA 50306.
Includes 27,500 options granted to Mr. Gordon ( see footnote 6) and 187,400 shares owned by Mr. Victor (see footnote 10).

8 Formerly Xsirius, Inc., the address of this shareholder is 1220 Avenida Acaso, Camarillo, CA 93012.

9 The address of this shareholder is c/o Equity Dynamics, 2116 Financial Center, Des Moines, IA 50309.

10 The address of this shareholder is c/o Greenwich  Ventures,  LLC, 2 Soundview Drive,  Greenwich,  CT 06830.  Does not
include 593,640 shares owned by Edgewater Private Equity Fund, LP (Edgewater). Mr. Victor is a shareholder of Gordon
Management,  Inc. which is the general partner of Edgewater.  Mr. Victor  disclaims  beneficial  ownership of the shares owned by Edgewater.

11 Mr. Dabrowski  beneficially owns approximately 14% of Advanced Detectors, Inc. (ADI). Does not include 750,000 shares of Class A Common Stock underlying  options owned by ADI. Mr. Dabrowski  disclaims  beneficial  ownership of the shares underlying the ADI option.

                                        2


Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively the "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership of the Company's equity securities with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Based on the Company's review of copies of these reports received by it, the Company believes that all filings required to be made by the Reporting Persons during fiscal year 1996 were made on a timely basis.

ELECTION OF DIRECTORS

A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's by-laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Directors of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors. The Board of Directors does not have a nominating committee. Dr. Andrzej J. Dabrowski has determined not to stand for reelection to the Board of Directors but will continue in his capacity as Executive Vice President and Chief Scientific Officer. After this election, three vacancies will exist on the Board that are not intended to be filled at this time.

The following persons are nominees for election as Directors:

          Name             Age        Position

James W. Ward               57        Chairman of the Board of Directors
                                      President and Chief Executive Officer

James A. Gordon             46        Director

Hayden Leason               65        Director

Jon B. Victor               44        Director

Set forth below is certain  information  relating  to the other  officers of the
Company:

          Name             Age        Position

Andrzej J. Dabrowski        57        Executive Vice President,
                                      Chief Scientific Officer, Director

Patrick J. Holmes           50        Vice President, Chief Financial Officer,
                                      Corporate Secretary and Treasurer

Robert C. King              52        Vice President of Business Development

Harry Melkonian             46        Vice President-Operations, General Manager

James W. Ward, Chairman of the Board,  President and Chief Executive Officer
Mr. Ward joined the Company on May 10, 1994 as President and Chief Executive Officer and was elected Chairman of the Board effective February 28, 1995. Prior to joining the Company, he was President and CEO of Boss Golf Company, Inc., a company that he co-founded in September 1992. From 1990 to 1992, Mr. Ward was President of Ling Electronics, Inc. a manufacturer of electrodynamic vibration test systems worldwide. From 1980 through 1989, he was President of two Gulton Industries, Inc. companies, Engineered Magnetics and Transrex. Mr. Ward experienced a distinguished career with General Electric Company over a period of 18 years, holding various management responsibilities in marketing, engineering, manufacturing and quality assurance, primarily for the commercial nuclear power generating plant business. He also served on the IEEE Standards Committee that generated the IEEE Standard on Nuclear Quality Assurance. Mr. Ward is a Registered Professional Engineer in California and past-recipient of The Missouri Honor Award for Distinguished Service in Engineering from the University of Missouri, Columbia. He holds a Bachelor of Science Degree and a Master of Science Degree in electrical engineering from the University of Missouri.

James A. Gordon, Director
Mr. Gordon became a director of the Company in August 1992. Since January 1992, Mr. Gordon has been President of Gordon Management, Inc., which is the general partner of Edgewater Private Equity Fund LP, a limited partnership formed for investment purposes. In addition, Mr. Gordon has managed Focused Value Equity portfolios since 1985. Since 1986, Mr. Gordon has been a member of the Board of Directors of Bankers Trust Company (Iowa), and has served as Chairman of its Trust and Investment Committee, as well as a member of both its Audit and Loan Committees. He presently serves as a member of the Boards of Directors of the following organizations: Grinnell College (also serving as Chairman of the Investment Committee); IMNET, Inc.; SoftNet Systems, Inc.; HealthDesk, Inc.; Cellular World Corp.; DAC Vision, Inc.; Microware Systems Corporation; Pride Industries, Inc.; and Pangea, Inc. He is currently a Board member of the National Committee for the Performing Arts of the Kennedy Center. Mr. Gordon served as a member of the Board of Directors for Des Moines Art Center; Des Moines Ballet; Des Moines Metro Opera; Governor's United Nations Board; Iowa Society to Prevent Blindness; Des Moines Parent Teacher Association; Young President's Organization; and Northwestern University Alumni Board.

Hayden Leason, Director
Mr. Leason became a director of the Company in July 1995. In 1965 Mr. Leason founded Filtertek Inc., a designer and manufacturer of specialty filtration elements, which subsequently became a New York Stock Exchange listed company. He served as Chairman and Chief Executive Officer until 1992 when he sold his interest to Schawk Inc. Since 1992, Mr. Leason has managed various private investments. Mr. Leason is a 1954 graduate of Northwestern University where he received his Bachelor of Science degree in Business Administration.

Jon B. Victor, Director
Mr. Victor became a director of the Company in June 1995. Mr. Victor is the Manager of Greenwich Ventures, LLC, which is the general partner of Greenwich Ventures, LP and Vantage Ventures, CV, Investment Partnerships which he organized in 1996. He began his career in the equity research and trust departments of the Bank of New

York. From 1978 through 1982 he worked for J. & W. Seligman & Co., where he was responsible for offshore advisory relationships, and was President of the firm's broker/dealer subsidiary. Mr. Victor founded Security Capital Management, Inc., an investment advisory firm, in 1983, and served as its President or Co-President until 1996. In 1992, Mr. Victor co-founded Gordon Management, Inc., the general partner of Edgewater Private Equity Fund, LP, and Edgewater Private Equity Fund II, LP. Mr. Victor is a 1973 magna cum laude graduate of Washington University and a 1977 graduate of the George Washington University School of Law where he earned his J.D. cum laude and completed his M.B.A. course work. Mr. Victor serves on the Board of Directors of several private investment firms and acts as an independent arbitrator for the National Futures Association.

Andrzej J.  Dabrowski,  Ph.D.,  Executive  Vice  President and Chief  Scientific
Officer
Dr. Dabrowski has been a Director since the Company's inception in June 1988. He served as President, Chief Executive Officer, and Treasurer of the Company from June 1988 until June 1989. He rejoined the Company in April 1994 as Executive Vice President and Chief Scientific Officer. Dr. Dabrowski was President and Chief Executive Officer of ADI from its inception in June 1985 until January 1991. From January 1991 until November 1992, he served as Vice Chairman of ADI, and since November 1992 until April 1994, again as that company's President. He has been a director of ADI since its inception. Prior to these appointments, Dr. Dabrowski served as Director of the Institute of Physics at the University of Southern California (USC), School of Medicine and headed the Solid State Physics Group within the Institute of Physics and Imaging Science, an applied research group in the School of Medicine. Among other accomplishments, Dr. Dabrowski was Vice Director of the Semiconductor Laboratory and Head of the Compound Semiconductor Group at the Institute of Nuclear Research in Poland. He received his Ph.D. in physics from the Institute of Nuclear Research in Swierk, Poland and his master's degree in solid state physics from the University of Warsaw in Poland.

Patrick J. Holmes, Vice President, Chief Financial Officer, Corporate Secretary and Treasurer
Mr. Holmes joined the Company in August 1993. From 1989 until joining the Company, Mr. Holmes was a Division Controller for Textron, Inc. From 1985 until 1989, he was Chief Accountant and Financial Operations Manager for two start-up companies of Lockheed Corporation in Sunnyvale, CA. Previously, Mr. Holmes held senior financial posts with General Dynamics and Datapoint Corporation. Mr. Holmes, who is a Certified Public Accountant, received his degree in accounting, magna cum laude, from the University of Missouri in St. Louis.

Robert C. King, Vice President of Business Development
Mr. King joined the Company in December 1995. From 1992 until joining the Company, Mr. King was Vice President, Sales and Marketing of Medical Materials Corporation. From 1989 until 1992, he was Vice President, Market and Business Development of PCO, a subsidiary of Corning Incorporated and an affiliate of IBM. From 1986 until 1989, he was Executive Vice President, Sales and Marketing of Wangtek. Prior to 1986, Mr. King held sales and executive level positions for Granger Associates, Q.T. Wiles and Associates, TRW Semiconductor and North American Aviation. Mr. King holds a Bachelor of Science degree in Mechanical Engineering, cum laude, from Ohio University in Athens, Ohio.

Harry Melkonian, Vice President of Operations and General Manager
Mr. Melkonian joined the Company in June 1992, and in 1993, he was appointed General Manager of the Company's PIN Diode business. From 1989 until joining the Company, Mr. Melkonian operated Melkonian Associates, a consulting firm that assisted the Company in the acquisition of its subsidiary, Silicon Detector Corporation. From 1987 until 1989, he was Director of Operations at Simulaser Corporation; and for six years previously, he held various operations level positions at Sensor Technology, Inc. Mr. Melkonian holds a Bachelor of Science degree in Business Administration from Northeastern University.

Directors serve annual terms until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the pleasure of the Board of Directors. Pursuant to an agreement between the Company and D.H. Blair, entered into in connection with a private placement offering of the Company's capital in 1992, D.H. Blair has the right, at its option through August 10, 1997, to designate one director to the Board of Directors of the Company. To date, it has not exercised its option.

Meetings and Committees of the Board of Directors

The Board of Directors held five meetings during the fiscal year ended March 31, 1996 and acted by unanimous consent on one occasion. The Board of Directors has the following standing committees: Audit Committee and Compensation Committee.

The Audit Committee reviews the accounting principles, the controls and scope of the audit practices of the Company, and makes reports and recommendations to the Board of Directors on those matters and with respect to the independent auditor. It met one time in fiscal 1996. The members of the Audit Committee are Mr. Leason, Chairman, Mr. Gordon and Mr. Victor.

The Compensation Committee was established to evaluate both Directors and management compensation plans as well as the Company's stock option and incentive plans. It met two times in fiscal 1996. The members of the Compensation Committee are Mr. Victor Chairman, Mr. Leason and Mr. Gordon.

Compensation of Directors

Directors and Committee members do not receive fees for their services. Each of the Directors who is not an employee of the Company is eligible for grants of stock options upon their appointment to the Board of Directors under the 1991 Special Directors Stock Option Plan ("Directors' Plan") and on an annual basis so long as they remain on the Board. On October 18, 1995, the Board approved a resolution to suspend participation in the Directors' Plan until the resolution is thereafter countermanded. The resolution did not affect any options previously granted under the Directors' Plan. All Directors, including employee Directors, are reimbursed for reasonable travel expenses incurred in connection with their attending meetings of the Board of Directors and Committees.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid or accrued by the Company for services rendered to the Company's Chief Executive Officer and to each of the other executive officers of the Company whose cash compensation exceeded $100,000 for services rendered during the last three fiscal years.

                                              SUMMARY COMPENSATION TABLE
                                                                                      Long Term Compensation
                                                                                ------------------------------------
                                                  Annual Compensation                    Awards            Payouts
                                                                                Restricted   Securities
Name and                                                         Other Annual     Stock      Underlying      LTIP         All Other
Principal                      Fiscal      Salary      Bonus     Compensation     Awards       Options     Payouts      Compensation
Position                        Year         ($)        ($)          ($)            ($)          (#)         ($)            ($)(1)
- --------                        ----        -----      -----        -----          -----        -----       -----          -----
James W. Ward                1996        173,000      25,000          -              -            -           -             4,700
Chairman of the Board,       1995        142,000         -            -              -        150,000 (3)     -             3,600
President and Chief Executive
Officer (2)
- ---------------------------- ----------  ----------- --------- ---------------- -----------  ------------ ----------  --------------
Andrzej J. Dabrowski         1996        127,000      15,000          -              -            -           -             3,900
Executive Vice President,    1995        115,000         -            -              -         75,000 (4)     -             2,800
Chief Scientific Officer     1994            -           -          5,000(5)         -            -           -               -
and Director
- ---------------------------- ----------  ----------- --------- ---------------- -----------  ------------ ----------  --------------
Patrick J. Holmes            1996        125,000      15,000          -              -            -           -             3,800
Vice President, Chief        1995        125,000         -            -              -          80,000        -             3,800
Financial Officer Corporate  1994         79,000         -            -              -            -(6)        -             1,800
Secretary and Treasurer
- ---------------------------- ----------  ----------- --------- ---------------- -----------  ------------ ----------  --------------
Harry Melkonian              1996        110,000      15,000          -              -            -           -             3,300
Vice President of Operations 1995        110,000      15,000          -              -          60,000        -             3,300
& General Manager            1994        104,000         -            -              -            -           -             3,100
- ---------------------------- ----------  ----------- --------- ---------------- -----------  ------------ ----------  --------------

1 Represents amounts paid by the Company on behalf of the named person in connection with the Company's 401(k) Retirement Plan.

2 Mr. Ward became President and Chief Executive Officer on May 10, 1994, and became Chairman of the Board on February 28, 1995.

3 Does not include 150,000 option shares granted in May 1994 which were canceled in January 1995. See "Ten-Year Option  Repricings."

4 Does not include 75,000 option shares granted in April 1994 which were canceled in January 1995. See "Ten-Year Option Repricings."

5 Represents a portion paid of annual Board fees while Dr. Dabrowski was not an officer of the Company.

6 Does not include 60,000 option shares granted in August/October 1993 which were canceled in January 1995. See "Ten-Year Option
Repricings."

                                        6

EMPLOYMENT AGREEMENTS

James W. Ward entered into a two-year employment agreement with the Company on January 16, 1996, pursuant to which he serves as President and Chief Executive Officer. In addition, he was appointed Chairman of the Board on February 28, 1995. The Company has employment and termination agreements with certain other employees, including Messrs. Dabrowski, Holmes and Melkonian. Under the terms of all agreements, unless the Company gives notice within 90 days of the expiration date, the agreements are renewed for one year. Employees may receive severance pay under the agreements based upon the greater of the term of the contract or up to nine months for Mr. Ward and six months for all others.

STOCK OPTIONS

The following tables set forth certain information concerning stock options granted to and exercised by the persons named in the Summary Compensation Table during the last fiscal year and unexercised stock options held by such persons at the end of such fiscal year. No options were exercised during the last fiscal year.


                                              Option Grants in Fiscal 1996
                                                    Individual Grants

                                 Number of Securities   % of Total Options
                                      Underlying            Granted to           Exercise or
                                        Options            Employees in           Base Price              Expiration
Name(1)                               Granted (#)          Fiscal Year              ($/Sh)                   Date
- ----                                 -------------         ------------            --------                 -----

James W. Ward                              -                    -                     -                        -
Andrzej Dabrowski                          -                    -                     -                        -
Patrick J. Holmes                          -                    -                     -                        -
Robert C. King                          60,000                 60%                   2.25                  12/05/05
Harry Melkonian                            -                    -                     -                        -
- -------------------------------- --------------------- -------------------- ----------------------  -----------------------

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.


                        Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                                          Value of Unexercised
                                                                Number of Securities Underlying         In-the-Money Options at
                         Shares Acquired                     Unexercised Options at Fiscal Year End(#)    Fiscal Year End ($)
Name1                     on Exercise (#)  Value Realized          Exercisable/Unexercisable           Exercisable/Unexercisable
- ----                     ----------------- --------------          -------------------------           -------------------------

James W. Ward                   -                 -                      60,000/90,000                       82,500/123,750
Andrzej J. Dabrowski            -                 -                     147,000/45,000                       106,250/61,875
Patrick J. Holmes               -                 -                      44,000/36,000                       55,000/41,250
Robert C. King                  -                 -                      12,000/48,000                        8,250/33,000
Harry Melkonian                 -                 -                        60,000/0                             82,500/0
- ------------------------ ----------------  ----------------  -------------------------------------     --------------------------

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.

On January 18, 1995 the Board of Directors canceled outstanding options to purchase an aggregate of 365,000 shares of the Company's Class A Common Stock and granted to the holders of such options new options to purchase an equivalent number of shares. These options were the only options of the Company which have been issued coincident with the cancellation of outstanding options or otherwise repriced since the Company's inception through March 31, 1995. The Board of Directors concluded that the subsequent decrease in the market price for the Company's Class A Common Stock below the exercise price for the canceled options was due to factors which were principally not all within the realm of responsibility of the option holders and that the options no longer provided the incentive to such option holders to perform on behalf of the Company in the manner contemplated by the Board when the canceled options were initially granted. On the date of the issuance of the new options and the cancellation of the outstanding options, the closing sale price for the Company's Class A Common Stock as reported on the American Stock Exchange was $1.56. The following table sets forth certain information regarding the aforementioned canceled and new options:

                                               Ten-Year Option Repricings

                                 Number of Securities   Market Price of   Exercise Price at               Length of Original
                                  Underlying Options   Stock at Time of       Time of       New        Option Term Remaining at
                                     Repriced or         Repricing or       Repricing or    Exercise            Date of
Name1                Date            Amended (#)         Amendment ($)     Amendment ($)    Price ($)   Repricing or Amendment
- ----                 ----            -----------         -------------     -------------    ---------   ----------------------

James W. Ward        1/18/95           150,000               1.56               3.25           1.56             9 years
Andrzej J. Dabrowski 1/18/95            75,000               1.56               3.31           1.56             9 years
Patrick J. Holmes    1/18/95            30,000               1.56               4.87           1.56             9 years
                                        30,000               1.56               4.50           1.56             9 years
Harry Melkonian      1/18/95            60,000               1.56               3.62           1.56             7 years
- -------------------- ----------  --------------------  -----------------  ----------------  ---------- -------------------------

1    See "Summary Compensation Table" and Item 10 "Directors and Executive Officers" for principal position.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 16, 1995, the Company issued Bernhardt Denmark an option to purchase 400,000 shares of Class A Common Stock at an exercise price of $2.25 a share. The option, which has a five-year term, was issued in connection with Mr. Denmark's resignation from the Board of Directors, and in exchange for the cancellation of options to purchase 400,000 shares of the Company's Class A Common Stock at exercise prices ranging from $4.625 to $5.00 a share which were originally granted to Mr. Denmark in 1992 and 1993 and which would have expired by their terms three months after his resignation as a director.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Arthur Andersen, independent auditors, audited the Company's financial statements for fiscal years 1995-1996 and has been selected to audit the Company's financial statements for fiscal year 1997. Representatives of Arthur Andersen are expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

EXPENSES

The entire cost of preparing, assembling, printing and mailing the Proxy Statement, the enclosed Proxy, Annual Report and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1997 must be received at its principal executive office no later than May 22, 1997.

                                             By Order of the Board of Directors

                                             /s/ Patrick J. Holmes
                                             Patrick J. Holmes
                                             Secretary
Camarillo, California
September 23, 1996

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS). SUCH REQUESTS SHOULD BE DIRECTED TO CORPORATE SECRETARY, 1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA 93012.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            ADVANCED PHOTONIX, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 16, 1996

The undersigned hereby constitutes and appoints James W. Ward, Hayden Leason and Jon B. Victor or any one of them, as proxies, with full power of substitution, to vote all shares of stock of Advanced Photonix, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 10:00 o'clock A.M., Pacific Time, on October 16, 1996, or at any adjournments or postponements thereof:

(1)  Election of Directors

FOR all nominees listed below (except as marked to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed below / /

James W. Ward, James A. Gordon, Hayden Leason, Jon B. Victor

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the above list.)

(2) To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

                         (PLEASE SIGN ON REVERSE SIDE)
- --------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED, OR IF NO SPECIFICATIONS ARE MADE, WILL BE VOTED BY THE PROXIES FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF MEETING AND ANNUAL REPORT FURNISHED HEREWITH.

Dated:_______________________,1996

_____________________________
Signature of Stockholder


_____________________________
Signature of Stockholder

Note: When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign. Please date, sign and return in the enclosed envelope promptly.